April 25, 2017

Dear Shareholder,

The Paradigm’s Micro-Cap Fund appreciated 6.42% in the first quarter of 2017, compared to a gain of 0.38% for the benchmark Russell Microcap. For the one-year period, the strategy returned 31.40%, compared to 27.77% for the benchmark Russell Microcap. Since inception, the strategy has returned 8.18% per year, compared to a 6.94% annualized return for the Russell Microcap*.

Needless to say, it was a strong start to the year for the strategy. While the uncertainty and unpredictability of the political environment remain constant, the markets thus far in 2017 seem willing to shrug off this potential hazard.

In our previous letter we discussed the long-awaited outperformance in 2016 of Value versus Growth across market capitalizations in the US equity markets. We also referenced that small-cap had finally outperformed large-cap in 2016, after lagging in both 2014 and 2015. In the first quarter of 2017, however, we saw a reversal of those dynamics, as Growth once again outperformed Value, and large-cap outperformed small-cap. Time will tell if this is a temporary reversion, or a sustained trend. Nevertheless, we were pleased that Paradigm’s Micro-Cap strategy was able to deliver outperformance given our exposure to smaller companies and our value orientation. We believe that our outperformance is a reflection of the value of active management, with our true bottom-up focus on company fundamentals.

A combination of stock selection and overweight sector allocation made the Information Technology sector the top contributor to performance in the first quarter. Portfolio holdings appreciated 11.70%, well ahead of the benchmark sector’s 6.69% gain. Stock selection also drove double-digit outperformance in the Health Care and Industrials sectors.

The Consumer Discretionary sector was most challenging in the first quarter, with the strategy’s contrarian take on Specialty Retail detracting 1.43% from relative performance.

Clearly the prevailing question is how stretched are valuations, as well as the sustainability of the ongoing market strength. Amidst the current political climate and legislative dysfunction, one must ask if the market optimism will at some point come crashing back to earth. When considering the recurring topics of prospective tax reform, cash repatriation, infrastructure spending or otherwise, it has been readily apparent to us that none of those initiatives were likely to happen quickly nor seamlessly. The question is if and when that revelation could come as a surprise—and if so, to whom. That being said, we have dealt with periods of uncertainty in the past, and often have found opportunity within them.

As we are not market prognosticators, our primary focus remains on the portfolio itself. Clearly the immediate challenge for us is identifying new ideas for the portfolio, when so many stocks and sectors have appreciated significantly. Nonetheless, our focus on smaller, under-followed companies means that there should be an opportunity set among those companies that have not participated in the overall market upswing. As we mentioned in our prior letter, we continue to seek out healthcare-related names, as we do see multiple long-term growth drivers for the sector. We are also looking for companies that are truly innovating or have defensible competitive differentials to their businesses. As always, we remain focused on free cash flow, discounted valuations and quality management teams. If and when investor sentiment wanes, these underpinnings should position companies with the ballast to better weather market vagaries. We believe there is always value out there, sometimes we just need to dig a little deeper to find it.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/key Enclosures

*During the one year period ended March 31, 2017, the Paradigm Micro-Cap Fund returned 31.40%, compared to 27.77% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended March 31, 2017 was 11.63% compared to 12.43% for the Russell Microcap Index. Since Inception (1/1/2008) to March 31, 2017, the Paradigm Micro-Cap Fund’s average annual return was 8.18% compared to 6.94% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2016, the Fund’s total expense ratio is 1.25%. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.